Supplement dated May 26, 1998 to the Prospectus dated May 1, 1998

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ADVANTUS Series Fund, Inc.
400 Robert Street North  .  St. Paul, Minnesota 55101  .  1-800-665-6005
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Effective May 26, 1998, the Portfolio Manager of the Money Market Portfolio of
the Series Fund will be Mr. Wayne R. Schmidt. Mr. Schmidt is a Vice President and Portfolio Manager of Advantus Capital Management, Inc.










































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F. 52277 5-1998